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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 14, 1997


                            QUARTERDECK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                        0-19207                       95-4320650
(STATE OR OTHER               (COMMISSION FILE                (I.R.S. EMPLOYER
JURISDICTION OF                    NUMBER)                   IDENTIFICATION NO.)
INCORPORATION)

              13160 Mindanao Way, Marina del Rey, California 90292
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 309-3700

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ITEM 5.  OTHER EVENTS.

        On January 14, 1997, Quarterdeck Corporation issued a press release with respect to the appointment of its chief executive officer. A copy of the press release dated January 14, 1997 is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c)  Exhibits

                     99.1  January 14, 1997 press release

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                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUARTERDECK CORPORATION,
                                        a Delaware corporation

January 14, 1997
                                        By: /s/ KING R. LEE
                                            ------------------------------
                                            Name:  King R. Lee
                                            Title: Office of the President